                                                                   Exhibit 10.44


                                    AMENDMENT

         Amendment, dated as of March 21, 2001, to Agreement made as of the 11th day of January 2001, by and among Financial Performance Corporation and each of the individuals set forth below (the "Agreement"). All terms not herein defined shall have the meanings ascribed to them in the Agreement.

         The parties hereto agree as follows:

         1. The Agreement is hereby amended to provide that the Proxy Statement to be filed pursuant to paragraph 2 of the Agreement shall include a proposal seeking shareholder ratification of the option grants to purchase shares of FPCX listed on Schedule A attached hereto (the "Additional Proposal"). Each of the undersigned Shareholders agrees to ratify and vote in favor of the Additional Proposal, as well as the Resolutions, at a Shareholders Meeting of FCPX to be held on or prior to December 31, 2001, and to take such other actions to give effect to the aforesaid Resolutions and to the agreements set forth herein as may be necessary, including but not limited to the appointment of Jeffrey S. Silverman, Edward T. Stolarski and Charles M. Modlin or either one of them as proxies to take such action for the Shareholders at such meeting, all in accordance with the Proxy Statement.

         2. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original instrument and all of which together shall constitute a single document. Signatures transmitted by electronic facsimile shall be deemed to be original signatures.

         3. Except as specifically set forth herein, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, we have hereunto signed our hands and seals as of the day and year first above written.


                                            Financial Performance Corporation



                                            By: /s/ Jeffrey S. Silverman
                                                --------------------------------
                                                    Duly Authorized


Name                          No. of Shares           Signature
- ----                          -------------           ---------
Robert Trump                    4,506,422             /s/ Robert Trump
                                                      --------------------------


Jeffrey S. Silverman              681,000             /s/ Jeffrey S. Silverman
                                                      --------------------------


Ronald Nash                       623,000             /s/ Ronald Nash
                                                      --------------------------


William Lilley III                450,000             /s/ William Lilley III
                                                      --------------------------


Laurence J. DeFranco              450,000             /s/ Laurence J. DeFranco
                                                      --------------------------


James M. Willey*                  756,250             /s/ James M. Willey
                                                      --------------------------


Thomas P. Willey**                756,250             /s/ Thomas P. Willey
                                                      --------------------------

*  on behalf of the James M. Willey Trust - 1995

** on behalf of The Thomas P. Willey Revocable Trust of 1988

                                   Schedule A

Name of Option Holder             Date of Issuance               No. of Options
- ---------------------             ----------------               --------------
Jeffrey S. Silverman              November 17, 1999                 1,000,000


Ronald Nash                       November 17, 1999                 1,000,000


Jeffrey S. Silverman              January 10, 2000                  1,000,000


Ronald Nash                       January 10, 2000                  1,000,000


Edward T. Stolarski               April 26, 2000                      100,000


Edward T. Stolarski               April 26, 2000                      300,000


Jonathan F. Foster                August 9, 2000                      150,000


Nathan Gantcher                   August 9, 2000                      150,000


J. William Grimes                 August 9, 2000                      150,000


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